UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ✓                              Filed by a Party other than the Registrant  ☐

Check the appropriate box:

s

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

✓	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

VAALCO ENERGY, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

✓	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:

(4)	Date Filed:

VAALCO ENERGY, INC.

9800 Richmond Avenue, Suite 700

Houston, Texas 77042

SUPPLEMENT TO DEFINITIVE PROXY STATEMENT

FOR THE ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 3, 2021

On April 23, 2021, VAALCO Energy, Inc. (“VAALCO” or the “Company”) filed with the Securities and Exchange Commission (the “SEC”) a definitive proxy statement on Schedule 14A (the “Proxy Statement”) relating to the Company’s 2021 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Thursday, June 3, 2021, commencing at 09:00 a.m., Central Daylight Time. As previously disclosed, the board of directors of the Company has fixed the close of business on April 8, 2021 as the record date (the “Record Date”) for determining stockholders entitled to notice of, and to vote at, the Annual Meeting and at any adjournment(s) or postponement(s) thereof.

In the Proxy Statement, the Company inadvertently reported an incorrect number of shares of the Company’s common stock, par value $0.10 per share (“common stock”), outstanding as of the Record Date. The correct number of shares of common stock outstanding as of the Record Date is 59,271,197 (not 57,812,285, as reported in the Proxy Statement).

The Company is providing this proxy statement supplement (this “Supplement”) solely to correct the number of shares of common stock outstanding as of the Record Date, which appears on pages 13, 60 and 62 of the Proxy Statement (the “Number Correction”) and to reflect the Number Correction’s effect on (i) the percentages of ownership of common stock outstanding for directors, director nominees, named executive officers and 5% stockholders reported in the table on page 60 of the Proxy Statement (the “Beneficial Ownership Table”) and (ii) certain percentages reported in  the table on page 62 of the Proxy Statement (the “2020 Burn Rate and Dilution Calculation Table”) and in the paragraph preceding the 2020 Burn Rate and Dilution Calculation Table.

The revised Beneficial Ownership Table, which incorporates the Number Correction, is shown below:

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Common Stock Outstanding (1)
Directors, Director Nominees & NEOs
Cary M. Bounds	1,372,869 (2)	2.3%
Andrew L. Fawthrop	478,663 (3)	*
George Maxwell	65,041 (4)	*
Bradley L. Radoff	3,971,041 (5)	6.7%
Cathy Stubbs	65,041 (6)	*
Elizabeth D. Prochnow	203,823 (7)	*
David A. DesAutels	198,709 (8)	*
Michael G. Silver	134,180 (9)	*
Common Stock owned by all current Directors and Executive Officers as a group (10 persons)	6,553,863 (10)	10.9%
5% Stockholders:
Bradley L. Radoff	3,971,041 (11)	6.7%
Renaissance Technologies LLC	3,730,174 (12)	6.3%
Tieton Capital Management, LLC	3,831,582 (13)	6.5%
Vanguard Group Inc.	3,042,538 (14)	5.1%

* Less than 1%

(1)As of April 8, 2021, there were 59,271,197 shares of common stock issued and outstanding.

(2)Includes 889,733 shares directly held by Mr. Bounds and 483,136 shares that may be acquired subject to options exercisable within 60 days.

(3)Includes 262,618 shares directly held by Mr. Fawthrop and 216,045 shares that may be acquired subject to options exercisable within 60 days.

(4)Includes 65,041 shares directly held by Mr. Maxwell and no shares that may be acquired subject to options exercisable within 60 days.

(5)       Includes 3,971,041 shares directly held by Mr. Radoff or his affiliates and no shares that may be acquired subject to options exercisable within 60 days.

(6)Includes 65,041 shares directly held by Ms. Stubbs and no shares that may be acquired subject to options exercisable within 60 days.

(7)Ms. Prochnow retired effective March 31, 2021. As of her last Form 4, she directly owns 31,347 shares and 172,476 shares that may be acquired subject to options exercisable within 60 days.

(8)Includes 198,709 shares directly held by Mr. DesAutels and no shares that may be acquired subject to options exercisable within 60 days.

(9)Includes 104,738 shares directly held by Mr. Silver and 29,442 shares that may be acquired subject to options exercisable within 60 days.

(10)Includes an aggregate of 901,099 shares that may be acquired subject to options exercisable within 60 days.

(11)Amount reported based on information available to the Company and Amendment No. 7 to Schedule 13D filed with the SEC on May 5, 2020 by BLR Partners LP, BLRPart, LP, BLRGP Inc., Fondren Management, LP, FMLP Inc., The Radoff Family Foundation and Bradley L. Radoff, Mr. Radoff has sole voting power and sole dispositive power over all of the shares shown in the table.  Mr. Radoff directly owns 1,415,041 of the shares shown. As the sole stockholder and sole director of each of BLRGP Inc. and Fondren Management, LP and as director of The Radoff Family Foundation, Mr. Radoff may be deemed the beneficial owner of (i) 2,471,000 shares owned by BLR Partners LP and (ii) 85,000 shares owned by The Radoff Family Foundation. The address of Mr. Radoff is 1177 West Loop South, Suite 1625 Houston, Texas 77027.

(12)Amount reported is based on Amendment No. 2 to Schedule 13G filed with the SEC on February 11, 2021 by Renaissance Technologies LLC and its majority owner Renaissance Technologies Holdings Corporation (together, “Renaissance”). The filing reports that Renaissance is the beneficial owner of 3,730,174 shares and has sole voting power with respect to 3,263,294 shares and sole dispositive power with respect to 3,730,174 shares. The address of Renaissance is 800 Third Avenue, New York, New York 10022.

(13)Amount reported is based on Amendment No. 2 to Schedule 13G filed with the SEC on January 13, 2021 by Tieton Capital Management, LLC (“Tieton”). The filing reports that Tieton has shared voting power and shared dispositive power with respect to 3,831,582 shares. The address of Tieton is 4700 Tieton Drive, Suite C, Yakima, WA 98908.

(14)Amount reported is based on Schedule 13G filed with the SEC on February 10, 2021 by Vanguard Group Inc. on its own behalf and on behalf of certain subsidiaries (“Vanguard”). The filing reports that Vanguard is the beneficial owner of 3,042,530 shares and has shared voting power with respect to 12,102 shares, sole dispositive power with respect to 3,016,230 shares and shared dispositive power with respect to 26,308 shares. The address of Vanguard is P.O. Box 2600, V26, Valley Forge, PA 19482.

The revised 2020 Burn Rate and Dilution Calculation Table, which incorporates the Number Correction, is shown below. The potential dilution from the proposed increase in the number of shares authorized for issuance pursuant to awards under the VAALCO Energy, Inc. 2020 Long Term Incentive Plan is 5.7%, based on the total number of shares of common stock outstanding as of the Record Date (not 5.8%, as reported on page 62 of the Proxy Statement).

2020 Burn Rate and Dilution Calculation
2020 Burn Rate Calculation
Performance Options Granted	644,758	1.1%
Restricted Shares Granted	971,000	1.7%
Weighted-Average Common Shares Outstanding (12/31/2020)	57,594,000
Burn Rate Value for 2020 Equity Awards		2.8%

2020 Potential Dilution
Outstanding Equity Awards
Performance Options	909,076	1.5%
Other Stock Options	1,492,289	2.5%
Restricted Stock	1,458,912	2.5%
Shares Available for Future Issuance (as of April 8, 2021)	2,613,911	4.4%
New Shares for Approval	3,375,000	5.7%
Common Shares Outstanding (Record Date)	59,271,197
Total Potential Dilution		16.6%(1)

(1) Total potential dilution presented assumes that future awards are not Full Value Awards and, as such, the number of shares available for awards under the 2020 LTIP will be reduced by one share for each share delivered in settlement of awards. Because the number of shares available for awards under the 2020 LTIP will be reduced by two shares for each share delivered in settlement of awards that are Full Value Awards, total potential dilution would be lower if future awards include Full Value Awards.

This Supplement does not change the proposals to be acted upon at the Annual Meeting, which are described in the Proxy Statement. Except as specifically supplemented by the information contained in this Supplement, the information set forth in the Proxy Statement continues to apply and should be considered in voting your shares. If you have already submitted your proxy, you do not need to take any action unless you wish to change your vote.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE STOCKHOLDER MEETING TO BE HELD ON JUNE 3, 2021:

This Supplement, the Proxy Statement, the Company’s official notice of Annual Meeting of Stockholders and the Company’s 2020 Annual Report are available at www.proxyvote.com.